                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

         This First Amendment to Credit Agreement (this "AMENDMENT") is made effective as of the 10th day of July, 2004, by and among ATLAS AMERICA, INC., a Delaware corporation (the "BORROWER"); AIC, INC., a Delaware corporation ("AIC"); ATLAS ENERGY CORPORATION, an Ohio corporation ("AEC"); ATLAS AMERICA, INC., a Pennsylvania corporation ("ATLAS PA"); ATLAS ENERGY GROUP, INC., an Ohio corporation ("ATLAS ENERGY"); ATLAS ENERGY HOLDINGS, INC., a Delaware corporation ("ATLAS HOLDINGS"); ATLAS NOBLE CORP., a Delaware corporation ("ATLAS NOBLE"); ATLAS RESOURCES, INC., a Pennsylvania corporation ("ATLAS RESOURCES"); REI-NY, INC., a Delaware corporation ("REI"), RESOURCE AMERICA, INC., a Delaware corporation ("PARENT"); RESOURCE ENERGY, INC., a Delaware corporation ("RESOURCE ENERGY"); and VIKING RESOURCES CORPORATION, a Pennsylvania corporation ("VIKING"); (AIC, AEC, Atlas Energy, Atlas Holdings, Atlas Noble, Atlas PA, Atlas Resources, Parent, REI, Resource Energy, and Viking collectively, the "GUARANTORS," the Borrower and the Guarantors herein collectively, the "OBLIGORS"); each of the lenders that is a signatory hereto (individually, together with its successors and assigns, a "LENDER" and collectively, the "LENDERS"); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as issuing bank (in such capacity, together with its successors in such capacity, the "ISSUING BANK").

                                R E C I T A L S:
                                ----------------

         A. The parties hereto are parties to the Credit Agreement dated March 12, 2004, to which the Lenders agreed to loan up to $75,000,000 to Borrower (the "ORIGINAL AGREEMENT").

         B. Borrower has requested that Administrative Agent, Issuing Bank and Lenders amend the Original Agreement as provided herein, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:

         SECTION 1. TERMS DEFINED IN AGREEMENT. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Original Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Original Agreement, as amended by this Amendment, is hereinafter called the "AGREEMENT."

         SECTION 2. AMENDMENT TO AGREEMENT. Subject to the conditions precedent set forth in SECTION 3 hereof, the Original Agreement is hereby amended as follows:

              (a) SECTION 9.04 INVESTMENTS, LOANS AND ADVANCES. SUBSECTION (G) of the Agreement is hereby amended and restated as follows:

              "(g) advances to fund (i) Borrower and its Wholly Owned Subsidiaries' capital contributions under the Partnerships and APL as provided under SECTION 7.07(III) and (ii) up to $10,000,000 of preferred membership units in Atlas Pipeline Operating Partnership, L.P. as provided under the Commitment Letter dated as of June 10, 2004, between Borrower and APL."

         SECTION 3. CONDITIONS OF EFFECTIVENESS. The obligations of Administrative Agent and Lenders to amend the Original Agreement as provided in this Amendment is subject to the fulfillment of the following conditions precedent:

             (a) Borrower shall deliver to Administrative Agent and Lenders multiple counterparts of this Amendment, duly executed by the Obligors.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF OBLIGORS. Each of the Obligors represents and warrants to Administrative Agent and Lenders, with full knowledge that Administrative Agent and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

             (a) Each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken.

             (b) The Original Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms.

             (c) This Amendment does not and will not violate any provisions of any of the Organization Documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which Borrower is subject. Obligors' execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor, other than those permitted by the Original Agreement and this Amendment.

             (d) The execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

             (e) No Default or Event of Default exists, and all of the representations and warranties contained in the Original Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, other than those which have been disclosed to Administrative Agent and Lenders in writing.

             (f) Nothing in this SECTION 4 of this Amendment is intended to amend any of the representations or warranties contained in the Original Agreement or of the Loan Documents to which any Obligor is a party.

             (g) Attached hereto as EXHIBIT A is a true and correct copy of the Commitment Letter dated as of June 10, 2004, between Borrower and APL regarding Borrower's commitment to purchase up to $10,000,000 of preferred units in Atlas Pipeline Operating Partnership, L.P.

         SECTION 5. REFERENCE TO AND EFFECT ON THE AGREEMENT.

             (a) Upon the effectiveness of SECTIONS 1 and 2 hereof, on and after the date hereof, each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Original Agreement as amended hereby.

             (b) Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 8. COST, EXPENSES AND TAXES. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of-pocket expenses of Administrative Agent. In addition, Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

         SECTION 9. EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Original Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Original Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and
(iii) the Collateral is unimpaired by this Amendment.

         SECTION 10. DISCLOSURE OF CLAIMS. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Lenders to enter into this Amendment, each Obligor represents and warrants that no Obligor knows of no defenses, counterclaims or rights of setoff to the payment of any Indebtedness.

         SECTION 11. AFFIRMATION OF GUARANTY, SECURITY INTEREST.

             (a) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Amendment.

             (b) Obligors hereby confirm and agree that any and all liens, security interest and other security or Collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations hereby under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instrument are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

         SECTION 12. EXECUTION AND COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

         SECTION 13. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 14. HEADINGS. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 15. NO ORAL AGREEMENTS. THE ORIGINAL AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

   [THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK. SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment to Credit Agreement the day and year first above written.

                                             BORROWER:

Address for Notice:                          ATLAS AMERICA, INC., a Delaware
                                             corporation
Atlas America, Inc.
c/o Resource America, Inc.
1845 Walnut Street, 10th Floor               By:________________________________
Philadelphia, Pennsylvania 19103             Name:______________________________
Attention: Steven Kessler                    Title:_____________________________
Fax No.: 215.546.4785
E-mail: skessler@resourceamerica.com
                                             GUARANTORS:

                                             AIC, INC., a Delaware corporation

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             ATLAS AMERICA, INC., a Pennsylvania
                                             corporation


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

              SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

                                             ATLAS ENERGY CORPORATION an
                                             Ohio corporation


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             ATLAS ENERGY GROUP, INC., an Ohio
                                             corporation



                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________



                                             ATLAS ENERGY HOLDINGS, INC., a
                                             Delaware corporation


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             ATLAS NOBLE CORP., a
                                             Delaware corporation



                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

              SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

                                             ATLAS PIPELINE PARTNERS GP, LLC, a
                                             Delaware limited liability company


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             ATLAS RESOURCES, INC., a
                                             Pennsylvania corporation


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             REI-NY, INC., a
                                             Delaware corporation


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             RESOURCE AMERICA, INC., a
                                             Delaware corporation


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

              SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

                                             RESOURCE ENERGY, INC., a
                                             Delaware corporation


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             VIKING RESOURCES CORPORATION, a
                                             Pennsylvania corporation


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

              SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

                                             LENDER, ADMINISTRATIVE AGENT AND
                                             ISSUING BANK:

                                             WACHOVIA BANK, NATIONAL ASSOCIATION
                                             Individually, Administrative Agent
                                             and Issuing Bank


                                             By:________________________________
                                                    Russell Clingman
                                                    Director



                                             Lending Office for Base Rate Loans
                                             and LIBOR Loans and Address for
                                             Notices:

                                             Wachovia Bank, National Association
                                             1001 Fannin, Suite 2255
                                             Houston, Texas 77002
                                             Telephone No.:  713-346-2716
                                             Telecopier No.: 713-650-6354
                                             Attention: Russell Clingman

              SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

                                 U.S. BANK, NATIONAL ASSOCIATION


                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                                 Contact
                                 -------

                                 Primary Credit and Financials: Monte E. Deckerd 918 17th Street
                                 DNCOBB3E
                                 Denver, CO 80202
                                 Tel: (303) 585-4212
                                 Fax: (303) 585-4362
                                 monte.deckerd@usbank.com

              SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

                                             BANK OF OKLAHOMA, N.A.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             Contact
                                             -------

                                             Primary Credit: Lindsay Sherrer
                                             One Williams Center 8-SE
                                             Tulsa OK 74192
                                             Tel: (918) 295-0414
                                             Fax: (918) 588-6880
                                             lsherrer@mail.bok.com

              SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

                                             COMPASS BANK


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             Contact
                                             -------

                                             Primary Credit: Dorothy Marchand
                                             24 Greenway Plaza, Suite 1400A
                                             Houston, TX 77046
                                             Tel: (713) 968-8272
                                             Fax: (713) 968-8292
                                             dorothy.marchand@compassbnk.com

              SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

                                             TEXAS CAPITAL BANK, N.A.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             Contact
                                             -------

                                             Primary Credit: Mike Black
                                             One Riverway, Suite 2450
                                             Houston, TX 77056
                                             Tel: (713) 439-5904
                                             Fax: (713) 439-5947
                                             mike.black@texascapitalbank.com





                                             By:    /s/ Michael L. Staines
                                                    ----------------------------
                                             Name:  Michael L. Staines
                                                    ----------------------------
                                             Title: President
                                                    ----------------------------
                                             Date:  6/16/2004
                                                    ----------------------------

              SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

[GRAPHIC OMITTED]
     Atlas
  America, Inc.


                                   EXHIBIT A
                                   ---------

June 10, 2004

Atlas Pipeline Partners, L.P.
1845 Walnut Street
Philadelphia, PA 19103

Ladies and Gentlemen:

Atlas America, Inc. ("AAI") is pleased to offer its commitment to purchase up to $10.0 million of preferred units in Atlas Pipeline Operating Partnership, L.P. upon the closing (the "Closing") of the acquisition by you of all of the equity interests of Spectrum Field Services, Inc., all in accordance with the attached Term Sheet.

In consideration for its commitment, you will pay to AAI the fees set forth on the Term sheet, which shall be earned and non-refundable once payable in accordance with the Term Sheet. Whether or not the transactions hereby contemplated proceed to Closing, you agree to pay the AAI's out-of-pocket expenses as described in the Term Sheet. Out-of-pocket expenses will be paid by you promptly upon billing.

If you are in agreement with the foregoing, please sign where indicated below and return to the undersigned the original fully executed Commitment Letter. Upon receipt of the same, this Commitment Letter shall become effective to the extent and in the manner provided herein.

Sincerely,

ATLAS AMERICA, INC.



By: /s/ Freddie Kotek
   ---------------------------
Name:  Freddie Kotek
Title: Executive Vice President & CEO


AGREED TO AND ACCEPTED BY:

ATLAS PIPELINE PARTNERS, L.P.
By: Atlas Pipeline Partners GP, LLC,
its sole general partner


By: /s/ Michael L. Staines
   --------------------------------------
   Name:  Michael L. Staines
   Title: President
   Date:  6/16/2004

                                        ATLAS PIPELINE PARTNERS L.P.
                                        ----------------------------

                         Commitment to Purchase Preferred Limited Partner Interests
                               in Atlas Pipeline Operating Partnership, L.P.
                                 Summary of Principal Terms and Conditions

----------------------------------------------------------------------------------------------------------
  PROPOSED SPECTRUM TRANSACTION:                   Atlas Pipeline Partners L.P. ("APL" or the
                                                   "Company") shall acquire all of the capital stock of
                                                   Spectrum Field Services, Inc. ("Spectrum") for total
                                                   cash consideration of $57 million, plus the payoff of
                                                   $15.6 million of subordinated notes payable to
                                                   Energy Spectrum Partners and $31.5 million of bank
                                                   debt. Further, APL will realize a $35.6 million tax
                                                   liability upon the liquidation of the Spectrum
                                                   C-corp. The total value of the consideration, the debt
                                                   pay-offs and the tax liquidation liability is $140
                                                   million. Total fees and expenses of $5 million are
                                                   expected.

                                                   The SPA will be signed without a financing
                                                   contingency by June 15, 2004. Closing is expected
                                                   in mid-July 2004.
----------------------------------------------------------------------------------------------------------
  COMMITMENT TO PURCHASE PREFERRED PARTNERSHIP     In connection with the closing of Spectrum, the
  UNITS OF ATLAS PIPELINE OPERATING PARTNERSHIP,   Company may request that Atlas America, Inc.
  L.P.                                             ("AAI") purchase preferred partnership units (the
                                                   "Preferred Units") of Atlas Pipeline Operating
                                                   Partnership, L.P. ("OLP") at a purchase price of
                                                   $25 per unit (the "Initial Purchase Price").
----------------------------------------------------------------------------------------------------------
  COMMITMENT AMOUNT:                               $10,000,000
----------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO PREFERRED UNITS:                OLP shall make cumulative cash distributions to the
                                                   Preferred Units equal to 12% per ammum, payable
                                                   monthly and calculated on a 360/30 day basis.
                                                   Distributions to the Preferred Units shall be senior
                                                   in right of payment to all other equity units of OLP,
                                                   including distributions to the general partner.
----------------------------------------------------------------------------------------------------------
  APL PURCHASE OPTION:                             APL shall have the right to purchase, at any time, in
                                                   all or in part, the Preferred Units at the Initial
                                                   Purchase Price plus accrued and unpaid preferred
                                                   unit distributions, plus the Purchase Premium
                                                   described below.
----------------------------------------------------------------------------------------------------------
  PURCHASE PREMIUM:                                During the first 90 days after the funding of the
                                                   Preferred Units, the Purchase Premium shall equal
                                                   2% of the amount repurchased. The Purchase
                                                   Premium shall increase by 1% per month on the first
                                                   day of each successive month, beginning on the 91st
                                                   day after funding.
----------------------------------------------------------------------------------------------------------
EXPIRATION OF THE COMMITMENT:                      The earlier of [December 1, 2004] or the successful
                                                   offering of equity units of APL of at least $25
                                                   million, net.

                                                   APL may terminate the commitment at anytime,
                                                   subject to the Commitment Fee and Termination Fee
                                                   outlined below.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
  LIQUIDATION PREFERENCE:                          Upon liquidation of OLP, proceeds remaining after
                                                   payment of the Senior Bank Credit Facility, other
                                                   creditors and the costs and expenses of liquidation
                                                   will be applied first to the payment of the Initial
                                                   Purchase Price of the Preferred Units, plus the
                                                   applicable Purchase Premium and the cumulative
                                                   unpaid distributions thereon; then to other equity
                                                   owners of OLP.
----------------------------------------------------------------------------------------------------------
  VOTING RIGHTS:                                   The Preferred Units shall have equal voting rights as
                                                   the OLP limited partners.
----------------------------------------------------------------------------------------------------------
  TRANSFERABILITY:                                 AAI shall have the right to transfer the Preferred
                                                   Units, subject to applicable state and federal
                                                   securities laws, subject to a right of first refusal by
                                                   APL.
----------------------------------------------------------------------------------------------------------
  COMMITMENT FEE:                                  1.5% of the Committed Amount upon signing the
                                                   commitment letter.
----------------------------------------------------------------------------------------------------------
  TERMINATION OR FUNDING FEE:                      3.5% of the Committed Amount.
----------------------------------------------------------------------------------------------------------
  EXPENSES:                                        APL shall pay all reasonable out-of-pocket travel,
                                                   due diligence, legal and accounting fees and
                                                   expenses of AAI.
----------------------------------------------------------------------------------------------------------
  CONDITIONS PRECEDENT TO COMMITMENT:                   o Definitive Purchase Agreement for the
                                                          Preferred Units.
                                                        o An effective shelf registration for the
                                                          issuance of APL common units.
                                                        o APL shall not be in default of its
                                                          partnership agreement or related
                                                          agreements as a result of the commitment
                                                          or the possibility that the Preferred Units
                                                          could be funded.
----------------------------------------------------------------------------------------------------------
  CONDITIONS PRECEDENT TO FUNDING:                      o APL has executed definitive Purchase and
                                                          Sale Agreement for the acquisition of
                                                          Spectrum.
                                                        o APL continues to maintain an effective
                                                          shelf registration statement with sufficient
                                                          availability to repurchase the Preferred
                                                          Units.
                                                        o The Senior Secured Credit Facility is
                                                          funded and no event of default exists or
                                                          could be expected to occur as a result of the
                                                          funding of the Preferred Units.
----------------------------------------------------------------------------------------------------------
  EXCHANGEABILITY:                                 At any time after January 1, 2005, AAI may choose
                                                   to exchange the Preferred Units for common units of
                                                   APL based on market price of common units
                                                   immediately prior to conversion.
----------------------------------------------------------------------------------------------------------